Exhibit 99.1



N E W S                                    CONTACT:  Raymond A. Cardonne
                                                     Chief Financial Officer
about                                      Tel:      201-585-0600
                                           Fax:      201-585-2020
Refac Optical Group                        Web site: www.refac.com

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                       REFAC OPTICAL GROUP COMPLETES SALE
                           OF MANAGED VISION BUSINESS

Fort Lee, New Jersey (July 13, 2006) - Refac Optical Group (AMEX: REF) today announced that it has completed its previously announced sale of the managed vision business of OptiCare Health Systems, Inc., a wholly owned subsidiary of Refac Optical Group, to a wholly owned subsidiary of Centene Corporation (NYSE:
CNC). The managed vision division, based in Rocky Mount, North Carolina, contracts with insurers, employer groups, managed care plans, HMOs and other third-party payors to manage claims payment and other administrative services of eye health benefits in 15 states.

In commenting on the transaction, J. David Pierson, president and chief executive officer of Refac Optical Group, said, "With the sale of our managed vision business, we will now be able to focus our entire attention and resources on growing our core retail optical business. It is also gratifying that our managed care customers and employees will be associated with one of the industry's premier managed care providers."

Further details regarding the closing of this transaction are included in the Company's Current Report on Form 8-K filed with the SEC today.

About Refac Optical Group
-------------------------
Refac Optical Group, a leader in the retail optical industry and the sixth largest retail optical chain in the United States, operates 532 retail locations in 47 states and Canada, consisting of 509 licensed departments, five freestanding stores, 18 eye health centers and professional optometric practices, two surgery centers, one of which is a laser correction center, and two manufacturing laboratories. Of the 509 licensed departments, 352 are located at J.C. Penney stores, 63 at Sears, 29 at Macy's and Marshall Field's department stores, 23 in regional department stores, 29 at The Bay, a division of Hudson's Bay Company, Canada's oldest and largest traditional department store retailer and 13 departments at Meijer. These licensed departments are full-service retail vision care stores that offer an extensive selection of designer brands and private label prescription eyewear, contact lenses, sunglasses, ready-made readers and accessories.

Cautionary Statement Regarding Forward-Looking Statements
---------------------------------------------------------
This news release includes certain statements of the Company that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements and other information relating to the Company are based upon the beliefs of management and assumptions made by and information currently available to the Company. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance, as well as underlying assumptions and statements that are other than statements of historical fact. When used in this document, the words "expects," "anticipates," "estimates," "plans," "intends," "projects," "predicts," "believes," "may" or "should," and similar expressions, are intended to identify forward-looking statements. These statements reflect the current view of the Company's management with respect to future events. Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance, or achievements that may be expressed or implied by such forward-looking statements. Investors are cautioned that all forward-looking statements involve those risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005. Forward-looking statements speak only as of the date they are made and the Company undertakes no duty or obligation to update any forward-looking statements in light of new information or future events.